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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: January 27, 2004

BEAZER HOMES USA, INC.
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	001-12822 (Commission File Number)	54-2086934 (IRS Employer Identification No.)

1000 Abernathy Road, Suite 1200
Atlanta Georgia 30328
(Address of Principal Executive Offices)

(770) 829-3700
(Registrant's telephone number, including area code)

None
(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.

(c)
Exhibits

99.1
Press release issued January 27, 2004.

Item 12. Results of Operations and Financial Condition

        On January 27, 2004, Beazer Homes USA, Inc. (the "Company") reported earnings and results of operations for the quarterly period ended December 31, 2003. A copy of this press release is attached hereto as exhibit 99.1. For additional information, please see the press release.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEAZER HOMES USA, INC.
Date: January 27, 2004	By:	/s/ JAMES O'LEARY James O'Leary Executive Vice President and Chief Financial Officer

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  Item 7. Financial Statements and Exhibits.
  Item 12. Results of Operations and Financial Condition
SIGNATURES